UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 3, 2013

DARLING INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced on October 10, 2013, Darling International Inc., a Delaware corporation (the “Company”), intends to amend and restate its existing credit agreement by entering into a second amended and restated credit agreement with JPMorgan Chase Bank, N.A. as administrative agent, and the other lenders and agents party thereto in connection with the financing of the Company’s proposed acquisition of the ingredients division of VION Holding N.V., a limited liability company incorporated in the Netherlands (as previously announced on October 7, 2013). In connection with such efforts, the Company expects to make a presentation to prospective lenders on December 4, 2013. Certain of the lender presentation slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K. Completion of the acquisition remains subject to approvals by regulatory authorities and other customary closing conditions. The Company anticipates that the acquisition will be completed in January 2014. There can be no assurance that the contemplated financing or the acquisition will be completed.

The information contained in the lenders’ presentation is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public disclosures. The Company undertakes no duty or obligation to publicly update or revise the information provided in this Current Report on Form 8-K, which is current only as of the date hereof and may change hereafter.

The lenders’ presentation contains certain “non-GAAP financial measures,” as that term is defined by the rules and regulations of the SEC, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The non-GAAP financial measures used in the presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures contained in the lenders’ presentation may differ from financial measures with similar titles presented by other companies. The information in the lenders’ presentation, including the non-GAAP financial measures, should be read in conjunction with the Company’s financial statements and other information filed with or furnished to the SEC.

Additionally, the lenders’ presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, as discussed further in the lender presentation.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”). By filing this Current Report on Form 8-K and furnishing the information contained herein, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Lenders’ Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 3, 2013	By:	/s/ John F. Sterling
John F. Sterling Executive Vice President and General Counsel